SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2008

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

515 North State Street Suite 2225 Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2008, at the annual meeting of shareholders of The Female Health Company (the "Company"), shareholders approved a proposal to adopt The Female Health Company 2008 Stock Incentive Plan (the "Stock Incentive Plan").  A copy of the Stock Incentive Plan is attached hereto as an exhibit and is incorporated herein by reference.

A summary description of the terms of the Stock Incentive Plan is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 20, 2008.  The section of the definitive proxy statement entitled "Approval of 2008 Stock Incentive Plan" from pages 16 to 18 is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

            (d)    Exhibits

                    The following exhibit is filed herewith:

                    Exhibit 99.1 – The Female Health Company 2008 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY
Date:  March 31, 2008
BY /s/ Donna Felch
Donna Felch, Vice President and
Chief Financial Officer